Note 24 - Financial Instruments and Related Risk Management - Disclosure of Detailed Information About Capital Risk Management (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Statement Line Items [Line Items]
Equity	$ 594,573	$ 582,485	$ 621,701
Debt facilities, balance	149,512	31,769	43,938
Equipment financing obligations	5,847	9,305
Less: cash and cash equivalents	(57,013)	(118,141)	$ (129,049)
	$ 692,919	$ 505,418